                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation                      CASE NO.             02-50441

                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:     Dec-02                   PETITION DATE:           01/24/02

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here x the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

ASSET AND LIABILITY STRUCTURE                                        END OF CURRENT        END OF PRIOR        AS OF PETITION
                                                                          MONTH                MONTH               FILING
                                                                     --------------        ------------        --------------
a.  Current Assets                                                    $  9,377,827         $ 9,013,041
                                                                      ------------         -----------
b.  Total Assets                                                      $  9,647,918         $ 9,424,041
                                                                      ------------         -----------         -------------
c.  Current Liabilities                                               $  6,055,368         $ 6,221,553
                                                                      ------------         -----------
d.  Total Liabilities                                                 $ 46,923,727         $47,089,912
                                                                      ------------         -----------         -------------

                                                                                                                CUMULATIVE
STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH        PRIOR MONTH         (CASE TO DATE)
                                                                     -------------        ------------        -------------
a.  Total Receipts                                                    $  1,366,070         $    46,443         $ 18,712,926
                                                                      ------------         -----------         ------------
b.  Total Disbursements                                               $    146,406         $   116,820         $ 17,538,411
                                                                      ------------         -----------         ------------
c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        $  1,219,664         $   (70,377)        $  1,174,514
                                                                      ------------         -----------         ------------
d.  Cash Balance Beginning of Month                                   $  5,134,939         $ 5,205,316         $  5,205,316
                                                                      ------------         -----------         ------------
e.  Cash Balance End of Month (c + d)                                 $  6,354,603         $ 5,134,939         $  6,354,603
                                                                      ------------         -----------         ------------

                                                                                                               CUMULATIVE
                                                                     CURRENT MONTH         PRIOR MONTH        (CASE TO DATE)
                                                                     -------------         -----------        -------------
PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        $    958,633         $  (110,544)        $ (7,125,399)
                                                                      ------------         -----------         ------------
ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $    580,640         $   582,600
                                                                      ------------         -----------
POST-PETITION LIABILITIES                                             $  6,055,368         $ 6,221,553
                                                                      ------------         -----------
PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                $          0         $         0
                                                                      ------------         -----------



AT THE END OF THIS REPORTING MONTH:                                                                      YES           NO
                                                                                                        ----          ----
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
payment, amount of payment and name of payee)                                                                          X
                                                                                                   ------------  -------------
Have any payments been made to professionals?  (if yes, attach listing including
date of payment, amount of payment and name of payee)                                                    X
                                                                                                   ------------  -------------
If the answer is yes to 8 or 9, were all such payments approved by the court?                            X
                                                                                                   ------------  -------------
Have any payments been made to officers, insiders, shareholders, relatives?
(if yes, attach listing including date of payment, amount and reason for
payment, and name of payee)                                                                              X
                                                                                                   ------------  -------------
Is the estate insured for replacement cost of assets and for general liability?                                        X
                                                                                                   ------------  -------------
Are a plan and disclosure statement on file?                                                                           X
                                                                                                   ------------  -------------
Was there any post-petition borrowing during this reporting period?                                                    X
                                                                                                   ------------  -------------
Check if paid: Post-petition taxes __________; U.S. Trustee Quarterly Fees                X
Check if filing is current for: Post-petition tax reporting and tax returns:         ------------
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees
are not paid current or if post-petition tax reporting and tax return                     X
filings are not current.)                                                            ------------

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 1/19/2003                                           /s/ John Barratt
                                                          ----------------------
                                                          Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                         FOR THE MONTH ENDED 12/31/2002

                                                             FROM SCHEDULES   MARKET VALUE
                                                             --------------  --------------
   ASSETS
     CURRENT ASSETS
   Cash and cash equivalents - unrestricted                                  $   6,354,604
                                                                             -------------
   Cash and cash equivalents - restricted                                    $           0
                                                                             -------------
   Accounts receivable (net)                                  A              $     580,640
                                                                             -------------
   Inventory                                                  B              $           0
                                                                             -------------
   Prepaid expenses                                                          $      90,007
                                                                             -------------
   Professional retainers                                                    $           0
                                                                             -------------
   Other:    Deposits                                                        $     469,349
             ---------------------------------------                         -------------
             Travel Advance                                                  $      15,000
             ---------------------------------------                         -------------
             Digital River Shares (156,337 @ $11.95)                         $   1,868,227
             ---------------------------------------                         -------------
TOTAL CURRENT ASSETS                                                         $   9,377,827
                                                                             -------------
PROPERTY AND EQUIPMENT (MARKET VALUE)

   Real property                                              C              $           0
                                                                             -------------
   Machinery and equipment                                    D              $     259,091
                                                                             -------------
   Furniture and fixtures                                     D              $           0
                                                                             -------------
   Office equipment                                           D              $           0
                                                                             -------------
   Leasehold improvements                                     D              $           0
                                                                             -------------
   Vehicles                                                   D              $      11,000
                                                                             -------------
   Other - Computer Software                                  D              $           0
                                                                             -------------
                                                              D
   --------------------------------------------------                        -------------
                                                              D
   --------------------------------------------------                        -------------
                                                              D
   --------------------------------------------------                        -------------
                                                              D
   --------------------------------------------------                        -------------
TOTAL PROPERTY AND EQUIPMENT                                                 $     270,091
                                                                             -------------
OTHER ASSETS
   Loans to shareholders                                                     $           0
                                                                             -------------
   Loans to affiliates                                                       $           0
                                                                             -------------
   Non-current deposits                                                      $           0
        --------------------------------------------------                   -------------

        --------------------------------------------------                   -------------

        --------------------------------------------------                   -------------

        --------------------------------------------------                   -------------

                                                                             -------------
  TOTAL OTHER ASSETS                                                         $           0
                                                                             -------------

                                                                             -------------
  TOTAL ASSETS                                                               $   9,647,918
                                                                             =============

   NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

POST-PETITION

  CURRENT LIABILITIES

     Salaries and wages                                                    $           0
                                                                           -------------
     Payroll taxes                                                         $           0
                                                                           -------------
     Real and personal property taxes                                      $           0
                                                                           -------------
     Income taxes                                                          $           0
                                                                           -------------
     Sales taxes                                                           $           0
                                                                           -------------
     Notes payable (short term)                                            $           0
                                                                           -------------
     Accounts payable (trade)                                   A          $   5,064,873
                                                                           -------------
     Real property lease arrearage                                         $     201,656
                                                                           -------------
     Personal property lease arrearage                                     $           0
                                                                           -------------
     Accrued professional fees                                             $           0
                                                                           -------------
     Current portion of long-term post-petition debt
     (due within 12 months)                                                $           0
                                                                           -------------
     Other:    Accrued employee expenses                                   $      15,288
               ------------------------------------                        -------------
     Accrued interest expense                                              $     773,551
     -----------------------------------------------                       -------------
     Deferred revenue                                                      $           0
     -----------------------------------------------                       -------------

                                                                           -------------
  TOTAL CURRENT LIABILITIES                                                $   6,055,368
                                                                           -------------

                                                                           -------------
     Long-Term Post-Petition Debt, Net of Current Portion                  $           0
                                                                           -------------

                                                                           -------------
  TOTAL POST-PETITION LIABILITIES                                          $   6,055,368
                                                                           -------------
  PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

     Secured claims                                             F          $           0
                                                                           -------------
     Priority unsecured claims                                  F          $           0
                                                                           -------------
     General unsecured claims                                   F          $  40,868,359
                                                                           -------------

                                                                           -------------
  TOTAL PRE-PETITION LIABILITIES                                           $  40,868,359
                                                                           -------------

                                                                           -------------
  TOTAL LIABILITIES                                                        $  46,923,727
                                                                           -------------

EQUITY (DEFICIT)

     Retained Earnings/(Deficit) at time of filing                         $(319,081,002)
                                                                           -------------
     Capital Stock                                                         $ 303,488,282
                                                                           -------------
     Additional paid-in capital                                            $           0
                                                                           -------------
     Cumulative profit/(loss) since filing of case                         $  (7,125,399)
                                                                           -------------
     Post-petition contributions/(distributions) or (draws)                $           0
                                                                           -------------
     Net unrealized gain (loss) on Investment                              $     620,378
     -----------------------------------------------                       -------------
     Market value adjustment                                               $ (15,178,068)
                                                                           -------------

                                                                           -------------
     TOTAL EQUITY (DEFICIT)                                                $ (37,275,809)
                                                                           -------------

                                                                           -------------
     TOTAL LIABILITIES AND EQUITY (DEFICIT)                                $   9,647,918
                                                                           =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE                PAST DUE
                                              [PRE AND POST PETITION]       [POST PETITION]            POST PETITION DEBT
                                              ------------------------      ---------------            -------------------
RECEIVABLES AND PAYABLES AGINGS
  0-30 Days                                          $      0                  $5,064,873
                                                     --------                  ----------
  31-60 Days                                         $      0
                                                     --------                  ----------
  61-90 Days                                                                                                   $ 0
                                                     --------                  ----------                      ---
  91+ Days                                           $580,640
                                                     --------                  ----------
  Total accounts receivable/payable                  $580,640                  $5,064,873
                                                     --------                  ==========
  Allowance for doubtful accounts                    $      0
                                                     --------
  Accounts receivable (net)                          $580,640
                                                     ========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)

                                                INVENTORY(IES)
                                                  BALANCE AT
                                                 END OF MONTH
                                                 ------------
  Retail/Restaurants -

    Product for resale
                                                     ---


  Distribution -

    Products for resale                              $ 0
                                                     ---


  Manufacturer -


    Raw Materials
                                                     ---
    Work-in-progress
                                                     ---
    Finished goods
                                                     ---


  Other - Explain
                                                     ---

  ----------------

  ----------------
  TOTAL                                              $ 0
                                                     ===

COST OF GOODS SOLD

Inventory Beginning of Month                         $ 0
                                                     ---
Add -                                                ---
  Net purchase                                       $ 0
                                                     ---
  Direct labor
                                                     ---
  Manufacturing overhead
                                                     ---
  Freight in
                                                     ---
  Other:
                                                     ---
Deferred COGS                                        $ 0
------------------------------                       ---
Misc Charges (i.e. fulfillment
  costs, credit card fees)                           $ 0
------------------------------                       ---


Less -

  Inventory End of Month                             $ 0
                                                     ---
  Shrinkage (obsolete)                               $ 0
                                                     ---
  Personal Use
                                                     ---


 Cost of Goods Sold                                  $ 0
                                                     ===

  METHOD OF INVENTORY CONTROL

  Do you have a functioning perpetual inventory system?

   Yes       x               No
            ----                ----

  How often do you take a complete physical inventory?

    Weekly
                             ---------
    Monthly
                             ---------
    Quarterly
                             ---------
    Semi-annually
                             ---------
    Annually                 x
                             ---------
Date of last physical inventory was         11/30/2001 0:00
                                            ---------------


Date of next physical inventory is
                                            ---------------


Inventory Valuation Methods

Indicate by a checkmark method
  of inventory used.


Valuation methods -
    FIFO cost
                                                   -----
    LIFO cost
                                                   -----
    Lower of cost or market
                                                   -----
    Retail method
                                                   -----
    Other                                          x
                                                   -----
    Explain

Perpetual
------------------------------

------------------------------

------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                       COST        MARKET VALUE
                                                                                  ----        ------------
     ------------------------------------------------------------------       -----------     ------------
     ------------------------------------------------------------------       -----------     ------------
     ------------------------------------------------------------------       -----------     ------------
     ------------------------------------------------------------------       -----------     ------------
     ------------------------------------------------------------------       -----------     ------------
     ------------------------------------------------------------------       -----------     ------------
     TOTAL                                                                        $0               $0
                                                                              ===========     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                      COST         MARKET VALUE
                                                                                 ----         ------------
MACHINERY & EQUIPMENT -
     Computers, Laptops, Servers, Dataports, Routers                          $11,436,212       $259,091
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     TOTAL                                                                    $11,436,212       $259,091
                                                                              ===========       ========

FURNITURE & FIXTURES -
     Cubicles, Workstations, Chairs, Tables                                   $ 1,237,837       $      0
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     TOTAL                                                                    $ 1,237,837       $      0
                                                                              ===========       ========

OFFICE EQUIPMENT -
     Phone Systems, Fax Machines                                              $   399,374       $      0
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     TOTAL                                                                    $   399,374       $      0
                                                                              ===========       ========

LEASEHOLD IMPROVEMENTS -
     Security Systems, Repairs, Sign, Electrical Services                     $   939,792       $      0
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     TOTAL                                                                    $   939,792       $      0
                                                                              ===========       ========

VEHICLES -
     Ford Van                                                                 $    29,006       $ 11,000
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     TOTAL                                                                    $    29,006       $ 11,000
                                                                              ===========       ========

COMPUTER SOFTWARE - OTHER -
     Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                       $ 4,416,137       $      0
     ------------------------------------------------------------------       -----------       --------
     Construction in Progress - Enterprise License Maint Agreement, SAP       $ 3,098,668       $      0
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     ------------------------------------------------------------------       -----------       --------
     TOTAL                                                                    $ 7,514,805       $      0
                                                                              ===========       ========

                                  SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                          0-30 DAYS         31-60 DAYS         61-90 DAYS           91+ DAYS            TOTAL
                                          ---------         ----------         ----------           --------            -----
TAXES PAYABLE
FEDERAL
       Income Tax Withholding                 $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       FICA - Employee                        $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       FICA - Employer                        $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Unemployment (FUTA)                    $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Income                                 $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Other (Attach List)                    $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
TOTAL FEDERAL TAXES                           $0                $0                 $0                  $0                $0
                                          ---------         ----------         ----------           --------            -----
STATE AND LOCAL
       Income Tax Withholding                 $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Unemployment (UT)                      $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Disability Insurance (DI)              $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Empl. Training Tax (ETT)               $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Sales                                  $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Excise                                 $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Real property                          $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Personal property                      $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Income                                 $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
       Other (Attach List)                    $0                                                                         $0
                                          ---------         ----------         ----------           --------            -----
TOTAL STATE & LOCAL TAXES                     $0                $0                 $0                  $0                $0
                                          ---------         ----------         ----------           --------            -----
Total Taxes                                   $0                $0                 $0                  $0                $0
                                          =========         ==========         ==========           ========            =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                         CLAIMED                ALLOWED
                                                                                          AMOUNT               AMOUNT (b)
                                                                                         -------              -----------
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
       Secured claims  (a)                                                              $         0            $         0
                                                                                        ------------           ------------
       Priority claims other than taxes                                                 $         0            $         0
                                                                                        ------------           ------------
       Priority tax claims                                                              $         0            $         0
                                                                                        ------------           ------------
       General unsecured claims                                                         $40,868,359            $40,868,359
                                                                                        ------------           ------------
       (a)     List total amount of claims even it under
               secured.
                                                                                        ------------

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amountand $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                ACCOUNT 1           ACCOUNT 2             ACCOUNT 3             ACCOUNT 4
                                                ---------           ---------             ---------             ---------
Bank                                         Merrill Lynch        Merrill Lynch       ABN Amro - Euro       ABN Amro - Pound
                                             --------------       --------------      ---------------       ----------------
Account Type                                 Checking             Checking            Checking              Checking
                                             --------------       --------------      ---------------       ----------------
Account No.                                  881-07A44            881-07A45           004514670220          40042375
                                             --------------       --------------      ---------------       ----------------
Account Purpose                              Depository           Depository          Depository            Depository
                                             --------------       --------------      ---------------       ----------------
Balance, End of Month                        $       47,727       $      415,714      $        50,488       $         35,604
                                             --------------       --------------      ---------------       ----------------
Total Funds on Hand for all Accounts         $    6,354,604
                                             ==============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                              ACCOUNT 5               ACCOUNT 6           ACCOUNT 7                   ACCOUNT 8
                              ---------               ---------           ---------                   ---------
Bank                        ABN Amro - CAD          ABN Amro - USD      Scotia Bank            Wells Fargo Concentration
                            --------------          --------------      -----------            -------------------------
Account Type                Checking                Checking            Checking               Checking
                            --------------          --------------      -----------            -------------------------
Account No.                 460131877591            451046702241        800021021818           4761063908
                            --------------          --------------      -----------            -------------------------
Account Purpose             Depository              Depository          Depository             Operating
                            --------------          --------------      -----------            -------------------------
Balance, End of Month       $       18,221          $        5,278      $    38,045            $               5,780,998
                            --------------          --------------      -----------            -------------------------

                                ACCOUNT 9              ACCOUNT 10            ACCOUNT 11                ACCOUNT 12
                                ---------              ----------            ----------                ----------
Bank                        Wells Fargo Payroll     Wells Fargo AP      Wells Fargo Secured    Merrill Lynch Trust Fund
                            -------------------     ----------------    -------------------    ------------------------
Account Type                Checking                Checking            Checking               Checking
                            -------------------     ----------------    -------------------    ------------------------
Account No.                 4761063924              4174685024
                            -------------------     ----------------    -------------------    ------------------------
Account Purpose             Payroll                 Accounts Payable    Depository             Depository
                            -------------------     ----------------    -------------------    ------------------------
Balance, End of Month       $            (7,184)    $        (30,430)   $                 0    $                      0
                            -------------------     ----------------    -------------------    ------------------------

                              ACCOUNT 13
                              ----------
Bank                          Petty Cash
                              ----------
Account Type                  Cash
                              ----------
Account No.
                              ----------
Account Purpose               Cash
                              ----------
Balance, End of Month         $      143
                              ----------

                        STATEMENT OF OPERATIONS
                        (GENERAL BUSINESS CASE)
                     For the Month Ended 12/31/02

                    CURRENT MONTH
---------------------------------------------------
   ACTUAL             FORECAST      VARIANCE                                                       CUMULATIVE         NEXT MONTH
   ------             --------      --------                                                     (CASE TO DATE)        FORECAST
                                                                                                 --------------        --------
                                                   REVENUES:
                                   $        0      Gross Sales                                     $         0
-----------             ---        -----------                                                     ------------          ---
                                   $        0      less: Sales Returns & Allowances                $         0
-----------             ---        -----------                                                     ------------          ---
$        0              $ 0        $        0      Net Sales                                       $40,031,877           $ 0
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      less: Cost of Goods Sold  (Schedule 'B')        $37,668,400
-----------             ---        -----------                                                     ------------          ---
$        0              $ 0        $        0      Gross Profit                                    $ 2,363,477           $ 0
-----------             ---        -----------                                                     ------------          ---
$    2,159                         $    2,159      Interest                                        $    53,639
-----------             ---        -----------                                                     ------------          ---
$1,107,149                         $1,107,149      Other Income Gain on Disposal of Business       $ 2,304,098
-----------             ---        -----------                  ----------------------------       ------------          ---
$        0                         $        0    Gain on Sale of Asset                             $   957,927
-----------             ---        -----------   ---------------------------------------------     ------------          ---
                                   $        0                                                      $         0
-----------             ---        -----------   ---------------------------------------------     ------------          ---
                                                                                                   $         0
-----------             ---                                                                        ------------          ---
$1,109,307              $ 0        $1,109,307          TOTAL REVENUES                              $ 5,679,141           $ 0
-----------             ---        -----------                                                     ------------          ---

                                                 EXPENSES:
$   11,202                         $  (11,202)     Compensation to Owner(s)/Officer(s)             $   336,784
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      Salaries                                        $ 4,371,988
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      Commissions                                     $   251,319
-----------             ---        -----------                                                     ------------          ---
$   14,702                         $  (14,702)     Contract Labor                                  $   143,919
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      Rent/Lease:                                     $         0
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0          Real Property                               $   696,453
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      Insurance                                       $   539,189
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      Management Fees                                 $         0
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      Depreciation                                    $   542,192
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      Taxes:                                          $   251,268
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0          Real Property Taxes                         $    22,720
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0          Other Taxes                                 $       566
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      Other Selling                                   $   968,063
-----------             ---        -----------                                                     ------------          ---
$  124,770                         $ (124,770)     Other Administrative                            $ 3,879,969
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      Interest                                        $   805,761
-----------             ---        -----------                                                     ------------          ---
$        0                         $        0      Other Expenses:                                 $   (33,150)
-----------             ---        -----------                                                     ------------          ---
                                   $        0                                                      $         0
-----------             ---        -----------   ---------------------------------------------     ------------          ---
                                   $        0                                                      $         0
-----------             ---        -----------   ---------------------------------------------     ------------          ---
                                   $        0                                                      $         0
-----------             ---        -----------   ---------------------------------------------     ------------          ---
                                   $        0                                                      $         0
-----------             ---        -----------   ---------------------------------------------     ------------          ---
                                   $        0                                                      $         0
-----------             ---        -----------   ---------------------------------------------     ------------          ---
                                   $        0                                                      $         0
-----------             ---        -----------   ---------------------------------------------     ------------          ---
                                   $        0                                                      $         0
-----------             ---        -----------   ---------------------------------------------     ------------          ---
                                   $        0                                                      $         0
-----------             ---        -----------   ---------------------------------------------     ------------          ---

-----------             ---        -----------                                                     ------------          ---
$  150,674              $ 0        $ (150,674)         TOTAL EXPENSES                              $ 12,777,041          $ 0
-----------             ---        -----------                                                     ------------          ---

-----------             ---        -----------                                                     ------------          ---
$  958,633              $ 0        $  958,633    SUBTOTAL                                          $ (7,097,899)         $ 0
-----------             ---        -----------                                                     ------------          ---
                                   $        0    REORGANIZATION ITEMS:
-----------             ---        -----------                                                     ------------          ---
                                   $        0      Provisions for Rejected Executory Contracts     $          0
-----------             ---        -----------                                                     -------------         ---
                                   $        0      Interest Earned on Accumulated Cash from        $          0
-----------             ---        -----------                                                     -------------         ---
                                                   Resulting Chp 11 Case                           $          0            -
                                                                                                   --------------        ---
                                   $        0      Gain or (Loss) from Sale of Equipment           $          0            -
-----------             ---        -----------                                                     --------------        ---
$        0                         $        0      U.S. Trustee Quarterly Fees                     $    27,500
-----------             ---        -----------                                                     ------------          ---
                                   $        0                                                      $         0
-----------             ---        -----------   ------------------------------------              ------------          ---

-----------             ---        -----------                                                     -----------           ---
$        0              $ 0        $        0           TOTAL REORGANIZATION ITEMS                 $    27,500           $ 0
-----------             ---        -----------                                                     ------------          ---

$  958,633              $ 0        $  958,633     NET PROFIT (LOSS) BEFORE FEDERAL &               $ (7,125,399)         $ 0
-----------             ---        -----------    STAT TAXES                                       ------------          ---

-----------             ---        -----------
                                   $        0      Federal & State Income Taxes                    -----------           ---
-----------             ---        -----------                                                     ------------          ---
$  958,633              $ 0        $  958,633    NET PROFIT (LOSS)                                 $ (7,125,399)         $ 0
===========             ===        ===========                                                     ============          ===

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                          FOR THE MONTH ENDED 12/31/02

                                                                 ACTUAL                                              CUMULATIVE
                                                              CURRENT MONTH                 NOVEMBER               (CASE TO DATE)
                                                              -------------                                        --------------
CASH RECEIPTS
      Rent/Leases Collected                                   $          0                $          0             $   1,166,418
                                                              ------------                ------------             -------------
      Cash Received from Sales                                $      1,832                $     43,837             $  14,996,966
                                                              ------------                ------------             -------------
      Interest Received                                       $      2,159                $      2,606             $      57,971
                                                              ------------                ------------             -------------
      Borrowings                                              $          0                $          0             $           0
                                                              ------------                ------------             -------------
      Funds from Shareholders, Partners, or Other Insiders    $          0                $          0             $           0
                                                              ------------                ------------             -------------
      Capital Contributions                                   $          0                $          0             $           0
                                                              ------------                ------------             -------------
      Non AR Receipts                                         $      4,254                $          0             $     130,409
      ----------------------------------------------------    ------------                ------------             -------------
      Cash Collected on Behalf of Digital River               $          0                $          0             $     446,796
      ----------------------------------------------------    ------------                ------------             -------------
      Softchoice                                              $  1,107,149                $          0             $   1,639,119
      ----------------------------------------------------    ------------                ------------             -------------
      Cash received from the Sale of Assets                   $    100,676                $          0             $     125,247
      ----------------------------------------------------    ------------                ------------             -------------
      Deposit refund                                          $    150,000                                         $     150,000
      ----------------------------------------------------    ------------                ------------             -------------

                                                              ------------                ------------             -------------

      TOTAL CASH RECEIPTS                                     $  1,366,070                $     46,443             $  18,712,926
                                                              ------------                ------------             -------------

CASH DISBURSEMENTS

      Payments for Inventory                                  $          0                $          0             $   7,003,765
                                                              ------------                ------------             -------------
      Selling                                                 $          0                $          0             $     202,015
                                                              ------------                ------------             -------------
      Administrative                                          $    117,071                $     32,490             $   1,775,594
                                                              ------------                ------------             -------------
      Capital Expenditures                                    $          0                $          0             $           0
                                                              ------------                ------------             -------------
      Principal Payments on Debt                              $          0                $          0             $           0
                                                              ------------                ------------             -------------
      Interest Paid                                           $          0                $          0             $           0
                                                              ------------                ------------             -------------
      Rent/Lease:                                                                                                  $           0
                                                                                                                   -------------
            Personal Property                                                                                      $           0
                                                              ------------                ------------             -------------
            Real Property                                     $          0                $          0             $   1,808,210
                                                              ------------                ------------             -------------
      Amount Paid to Owner(s)/Officer(s)                                                                           $           0
                                                              ------------                ------------             -------------
            Salaries                                          $      7,184                $     21,551             $     454,099
                                                              ------------                ------------             -------------
            Draws                                             $          0                $          0             $           0
                                                              ------------                ------------             -------------
            Commissions/Royalties                             $          0                $          0             $           0
                                                              ------------                ------------             -------------
            Expense Reimbursements                            $     18,133                $          0             $     158,409
                                                              ------------                ------------             -------------
            Other - Subcontractor Labor                       $          0                $          0             $   1,194,415
                                                              ------------                ------------             -------------
      Salaries/Commissions (less employee withholding)        $          0                $     32,924             $   2,075,520
                                                              ------------                ------------             -------------
      Management Fees                                                                                              $           0
                                                              ------------                ------------             -------------
      Taxes:                                                                                                       $           0
                                                                                                                   -------------
            Employee Withholding                              $      3,021                $     28,650             $   1,286,667
                                                              ------------                ------------             -------------
            Employer Payroll Taxes                            $        997                $      1,205             $     256,953
                                                              ------------                ------------             -------------
            Real Property Taxes                                                                                    $           0
                                                              ------------                ------------             -------------
            Other Taxes                                       $          0                $          0             $      17,511
                                                              ------------                ------------             -------------
      Other Cash Outflows:                                                                                         $           0
                                                              ------------                ------------             -------------
            Deposits                                          $          0                $          0             $     201,085
            ----------------------------------------          ------------                ------------             -------------
            Prepetition payments                              $          0                $          0             $      81,466
            ----------------------------------------          ------------                ------------             -------------
            401k                                              $          0                $          0             $     232,064
            ----------------------------------------          ------------                ------------             -------------
            Employee benefits                                 $          0                $          0             $     467,664
            ----------------------------------------          ------------                ------------             -------------
            Payments made to Digital River                    $          0                $          0             $     322,974
            ----------------------------------------          ------------                ------------             -------------

                                                              ------------                ------------             -------------

      TOTAL CASH DISBURSEMENTS:                               $    146,406                $    116,820             $  17,538,411
                                                              ------------                ------------             -------------

                                                              ------------                ------------             -------------

NET INCREASE (DECREASE) IN CASH                               $  1,219,664                $    (70,377)            $   1,174,514
                                                              ------------                ------------             -------------

                                                              ------------                ------------             -------------

CASH BALANCE, BEGINNING OF PERIOD                             $  5,134,939                $  5,205,316             $   5,180,090
                                                              ------------                ------------             -------------

                                                              ------------                ------------             -------------
CASH BALANCE, END OF PERIOD                                   $  6,354,603                $  5,134,939             $   6,354,603
                                                              ============                ============             =============